Execution Version

LIMITED AND SPECIFIC WAIVER
This LIMITED AND SPECIFIC WAIVER, dated as of July 31, 2020 (this “Waiver”), to SUPERPRIORITY SENIOR SECURED DEBTOR-IN-POSSESSION CREDIT AND GUARANTY AGREEMENT, dated as of June 8, 2020 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time prior to the effectiveness of this Waiver, the “Credit Agreement”), is entered into by and among J. C. PENNEY CORPORATION, INC., a Delaware corporation, as debtor and debtor-in-possession (“Borrower”), J. C. PENNEY COMPANY, INC., a Delaware corporation, as debtor and debtor-in-possession (“Holdings”), certain SUBSIDIARIES OF HOLDINGS, each as debtors and debtors-in-possession, as Guarantors, the Lenders party hereto constituting the Supermajority Lenders, the other Credit Parties, and GLAS USA LLC, a limited liability company organized and existing under the laws of the State of New Jersey, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”).

RECITALS

WHEREAS, on the terms and subject to the conditions set forth in this Waiver and pursuant to and in accordance with the terms and conditions set forth in Section 10.5 of the Credit Agreement, (a) Borrower has requested that the Lenders party hereto constituting the Supermajority Lenders hereby agree to the Limited and Specific Waiver (as defined below), (b) the Lenders party hereto constituting the Supermajority Lenders are willing to agree to the Limited and Specific Waiver and (c) the Lenders party hereto constituting the Supermajority Lenders have authorized, directed and instructed Administrative Agent to execute and deliver this Waiver; and

WHEREAS, as a result of the execution and delivery of this Waiver, the parties hereto hereby agree that no Toggle Event has occurred as of the date of this Waiver.

NOW, THEREFORE, in consideration of the Limited and Specific Waiver contained in this Waiver and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

a.Defined Terms; Interpretation; Etc. Capitalized terms used and not defined in this Waiver shall have the meanings assigned to such terms in the Credit Agreement.

b.Limited and Specific Waiver. On the Effective Date (as defined below), on the terms and subject to the conditions set forth in this Waiver and pursuant to and in accordance with the terms and conditions set forth in Section 10.5 of the Credit Agreement, the parties hereto (which, for the avoidance of doubt, includes the Supermajority Lenders) hereby waive the occurrence of a Toggle Event under clause (a) of the definition thereof due to the failure of the Supermajority Lenders to approve the Business Plan by July 15, 2020 (it being understood and agreed that no Toggle Event shall be deemed to have occurred) so long as the Supermajority Lenders approve the Business Plan at or prior to 11:59 p.m., New York City time, on August 7, 2020; provided that the foregoing waiver (the “Limited and Specific Waiver”) shall only be in effect to the extent that the following conditions subsequent and covenants are and remain satisfied in accordance with their terms (it being understood and agreed that a Toggle Event shall be deemed to have immediately occurred to the extent that the following conditions subsequent and covenants are not satisfied in accordance with their terms):

(a)receipt of updated bids for opco by 12:00 p.m. (noon), New York City time, on August 3, 2020, which for the avoidance of doubt will include a comprehensive markup (or agreement) to the master lease term sheet, the distribution center lease term sheet and opco TLB term sheet;

(b)all funds from the Final Loan shall remain in the Final Loan Escrow Account through (i) 11:59 p.m., New York City time, on August 4, 2020 if no winning bid for opco is selected, (ii) 11:59 p.m., New York City time, on August 7, 2020 if a winning opco bidder is selected, but no final master lease term sheet, distribution center lease term sheet and opco TLB term sheet is agreed and (iii) 11:59 p.m., New York City time, on August 30, 2020 if a winning opco bidder is selected and a master lease term sheet, distribution center lease term sheet and opco TLB term sheet is agreed;

(c)review of the appropriate downsizing of the $50,000,000 amount set forth in Section 2.1(d)(ii) of the Credit Agreement;

(d)(i) the selection of the winning bid for opco by 11:59 p.m., New York City time, on August 4, 2020 (ii) the finalization of an acceptable master lease term sheet, distribution center lease term sheet and opco TLB term sheet with the winning bidder by 11:59 p.m., New York City time, on August 7, 2020, (iii) the finalization of an acceptable asset purchase agreement with the winning bidder by 11:59 p.m., New York City time, on August 30, 2020 and (iv) the finalization of an acceptable master lease agreement, an acceptable distribution center lease agreement and an acceptable opco TLB credit agreement with the winning bidder by 11:59 p.m., New York City time, on August 30, 2020;

(e)satisfaction with the progress of the negotiations with the winning bidder for opco (and, for the avoidance of doubt, this Waiver shall expire upon any termination of the negotiations or the determination that negotiations are not proceeding in good faith); and

(f)continued updates to and involvement of the Lenders regarding the process for the consummation of a sale of all or substantially all of the assets of the Credit Parties pursuant to section 363 of the Bankruptcy Code.

a.Conditions Precedent to Effectiveness. This Waiver shall become effective solely upon the satisfaction (or waiver in accordance with the terms and conditions of Section 10.5 of the Credit Agreement) of the following conditions precedent (upon satisfaction of such conditions, such date being referred to in this Waiver as the “Effective Date”):

1.Administrative Agent shall have received a counterpart signature page of this Waiver duly executed by each of the Credit Parties and the Lenders party hereto constituting the Supermajority Lenders;

2.as of the Effective Date and after giving effect to the Limited and Specific Waiver, the representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

3.as of the Effective Date and after giving effect to the Limited and Specific Waiver, no Default or Event of Default shall have occurred and be continuing or would immediately result from the Limited and Specific Waiver;

4.the RSA shall have been revised to reflect all of the Limited and Specific Waiver set forth in this Waiver; and

5.each confidentiality agreement between the Borrower and any Lender shall have been revised to reflect all of the Limited and Specific Waiver set forth in this Waiver.
b.Representations and Warranties. In order to induce Administrative Agent and the Lenders party hereto to enter into this Waiver, each Credit Party represents and warrants to Administrative Agent and the Lender party hereto, that the following statements are true, complete and correct:

i.as of the Effective Date after giving effect to the Limited and Specific Waiver, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and

ii.as of the Effective Date after giving effect to the Limited and Specific Waiver, no Default or Event of Default has occurred and is continuing or would immediately result from the Limited and Specific Waiver.

c.Reaffirmation of Guarantees and Security Interests. Each Credit Party hereby acknowledges its receipt of a copy of this Waiver and its review of the terms and conditions of this Waiver and consents to the terms and conditions of this Waiver, including the Limited and Specific Waiver. Each Credit Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Credit Documents to which it is a party and (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.

d.Expenses; Indemnity. Each of Sections 10.2 and 10.3 of the Credit Agreement is hereby incorporated, mutatis mutandis, by reference as if such Sections were set forth in full in this Waiver.

e.Effect on the Credit Agreement.

i.Except as specifically waived by this Waiver, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

ii.Except as specifically waived by this Waiver, the execution, delivery and performance of this Waiver shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Credit Document.

iii.The parties hereto expressly acknowledge that it is not their intention that this Waiver or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, but a limited and specific waiver thereof pursuant to the terms and conditions contained herein.

iv.From and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as specifically waived by this Waiver.

v.This Waiver is, and shall be deemed to be, a Credit Document.

f.Miscellaneous.

i.Amendment, Modification and Waiver. This Waiver may not be amended or modified, nor may any provision of this Waiver be waived, except pursuant to the terms and conditions of Section 10.5 of the Credit Agreement.

ii.Entire Agreement. This Waiver, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter of this Waiver and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter of this Waiver.

iii.Applicable Law. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK AND EXCEPT TO THE EXTENT GOVERNED OR SUPERSEDED BY THE BANKRUPTCY CODE.

iv. Consent to Jurisdiction. SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENTS, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN THE BANKRUPTCY COURT, OR IF THE BANKRUPTCY COURT DOES NOT HAVE (OR ABSTAINS FROM) JURISDICTION, ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS WAIVER, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY COLLATERAL DOCUMENTS GOVERNED BY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

v.WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN

TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS WAIVER, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS WAIVER, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS CLAUSE (E) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT WAIVERS, AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LIMITED AND SPECIFIC WAIVER HEREUNDER. IN THE EVENT OF LITIGATION, THIS WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

vi.Severability. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

vii.Counterparts. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Waiver by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Waiver.

viii.Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

ix.Administrative Agent. By its execution and delivery of this Waiver, the Supermajority Lenders hereby authorize, direct and instruct Administrative Agent to execute and deliver this Waiver, and it is understood that Administrative Agent shall conclusively rely on the Supermajority Lenders’ authorization, direction and instruction in connection with its execution and delivery of this Waiver pursuant to Section 10.5 of the Credit Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

J. C. PENNEY CORPORATION, INC., a Delaware corporation
By:	/s/ Bill Wafford
Name: Bill Wafford
Title: Chief Financial Officer

[Signature Page to Limited and Specific Waiver]

HOLDINGS:

J. C. PENNEY COMPANY, INC., a Delaware corporation
By:	/s/ Bill Wafford
Name: Bill Wafford
Title: Chief Financial Officer

[Signature Page to Limited and Specific Waiver]

GUARANTORS;

J. C. PENNEY PROPERTIES, LLC
a Delaware limited liability company
By: /s/ Dawn Wolverton
Name: Dawn Wolverton
Title: Assistant Secretary

J. C. PENNEY PURCHASING CORPORATION
a New York Corporation
By: /s/ Dawn Wolverton
Name: Dawn Wolverton
Title: Assistant Secretary

JCP Real Estate Holdings, LLC
a Delaware limited liability company
By: /s/ Dawn Wolverton
Name: Dawn Wolverton
Title: Assistant Secretary

[Signature Page to Limited and Specific Waiver]

GUARANTORS: (cont...)

FUTURE SOURCE LLC,
a New York limited liability company
J. C. PENNEY DIRECT MARKETING SERVICES LLC,
a Delaware limited liability company
J. C. PENNEY EXPORT MERCHANDISING CORPORATION,
a Delaware corporation
J. C. PENNEY INTERNATIONAL, INC.,
a Delaware corporation
JCP CONSTRUCTION SERVICES, INC.,
a Delaware corporation
JCP MEDIA, INC.,
a Delaware corporation
JCP NEW JERSEY, LLC,
a Delaware limited liability company
JCP PROCUREMENT, INC.,
a Delaware corporation
JCP REALTY, LLC,
a Delaware limited liability company
JCP TELECOM SYSTEMS, INC.,
a Delaware corporation
JCPENNEY PUERTO RICO, INC.,
a Puerto Rico corporation
JCPENNEY SERVICES, LLC,
a Delaware limited liability company
JCPSSC, INC.,
a Delaware corporation
By: /s/ Bill Wafford
Name: Bill Wafford
Title: Chief Financial Officer

[Signature Page to Limited and Specific Waiver]

GLAS USA LLC, as Administrative Agent
By:	/s/ Yana Kislenko
Name: Yana Kislenko
Title: Vice President

[Signature Page to Limited and Specific Waiver]

LENDERS:
By Brigade Capital Management, LP as Investment Manager, on Behalf of its Various Funds and Accounts [DIP LENDER]
By:	/s/ Patrick Criscillo
Name: Patrick Criscillo
Title: Chief Financial Officer

[Signature Page to Limited and Specific Waiver]

LENDERS:
H/2 CAPITAL PARTNERS LLC
By:	/s/ Ashvin Rao
Name: Ashvin Rao
Title: Authorized Signatory

[Signature Page to Limited and Specific Waiver]

LENDERS:
Sculptor GC Opportunities Master Fund, Ltd. By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner
By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

LENDERS:
Sculptor SC II, LP
By: Sculptor Capital II LP, its investment manager
By: Sculptor Capital Holding II LLC, its General Partner By: Sculptor Capital LP, its Member
By: Sculptor Capital Holding Corporation, its General Partner
By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

LENDERS:
Sculptor Credit Opportunities Master Fund, Ltd. By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner
By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

LENDERS:
Sculptor Enhanced Master Fund, Ltd. By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner
By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

LENDERS:
Sculptor Master Fund, Ltd. By: Sculptor Capital LP, its investment manager By: Sculptor Capital Holding Corporation, its General Partner
By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

[Signature Page to Limited and Specific Waiver]

LENDERS:
SPCP Access Holdings, LLC
By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Limited and Specific Waiver]

LENDERS:
SPCP Institutional Group, LLC
By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Limited and Specific Waiver]

LENDERS:
SPCP Group, LLC
By:	/s/ Stacey Hatch
Name: Stacey Hatch
Title: Authorized Signatory

[Signature Page to Limited and Specific Waiver]

SIXTH STREET SPECIALTY LENDING, INC., as a Lender
By:	/s/ Joshua Easterly
Name: Joshua Easterly
Title: Chief Executive Officer

[Signature Page to Limited and Specific Waiver]

REDWOOD IV FINANCE 3, LLC, as a Lender
By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

[Signature Page to Limited and Specific Waiver]

TAO FINANCE 3-A, LLC, as a Lender
By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

[Signature Page to Limited and Specific Waiver]